                                VOTING AGREEMENT

         THIS VOTING AGREEMENT is entered into as of October 18, 2000, by and between CASCADE CORPORATION, an Oregon corporation ("Cascade"), and William J. Harrison ("Shareholder").

                                    RECITALS

         A. Cascade Acquisition Corp., a Delaware corporation ("CAC-I"), Cascade
- II Acquisition Corp., a Delaware corporation ("CAC-II," and together with CAC-I, the "Parent"), CAS Acquisition Corp., an Oregon corporation and an indirect wholly-owned subsidiary of Parent ("Acquisition Co."), and Cascade are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement") which provides (subject to the conditions set forth therein) for the merger of Acquisition Co. with and into Cascade (the "Merger").

         B. In order to induce Cascade to enter into the Merger Agreement, Shareholder is entering into this Voting Agreement.

                                    AGREEMENT

         The parties to this Voting Agreement, intending to be legally bound, agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

                  For purposes of this Voting Agreement:

                  1.1 "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

                  1.2 "Exchangeable Shares" means the exchangeable shares of Cascade (Canada) Ltd. (formerly Cascade (Canada) Holdings Inc.) issued pursuant to the Share Purchase Agreement dated March 11, 1997 among Couphar Ltd., Balyrobe Ltd., 879185 Ontario Inc., 568745 Ontario, Inc. James E. Britton (in trust), Penfund Partners and Company, Bantor Company, W.J. Harrison and Cascade (Canada) Holdings Inc. and Cascade.

                  1.3 "Expiration Date" shall mean the earlier of (i) the date upon which the Merger Agreement is validly terminated or (ii) the date upon which the Merger becomes effective.

                  1.4 Shareholder shall be deemed to "Own" or to have acquired "Ownership" of a security if Shareholder: (i) is the record owner of such security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

                  1.5 "Person" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity or (iii) governmental authority.

                  1.6 "Subject Securities" shall mean: (i) the Exchangeable Shares and all securities of Cascade (including all shares of Cascade capital stock and all options, warrants, and other rights to acquire shares of Cascade capital stock) Owned by Shareholder as of the date of this Agreement; and (ii) all additional securities of Cascade (including all additional shares of Cascade capital stock and all additional options, warrants, convertible notes and other rights to acquire shares of Cascade capital stock) of which Shareholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

                  1.7 A Person shall be deemed to have a effected a "Transfer" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.


                                    ARTICLE 2
                         TRANSFER OF SUBJECT SECURITIES

         2.1. RESTRICTION ON TRANSFER. Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Shareholder shall not cause or permit any Transfer of any of the Subject Securities to be effected, other than to an Affiliate of Shareholder (or to the Parent or Acquisition Co.) who shall have: (a) executed a counterpart of this Voting Agreement and a proxy in the form attached hereto as Exhibit A; and (b) agreed to hold such Subject Securities (or interest in such Subject Securities) subject to all of the terms and provisions of this Voting Agreement.

         2.2 TRANSFER OF VOTING RIGHTS. Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, except as provided in this Voting Agreement, Shareholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

                                    ARTICLE 3
                                VOTING OF SHARES

         3.1 VOTING AGREEMENT. Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, at any meeting of shareholders of Cascade, however called, and in any written action by consent of shareholders of Cascade, Shareholder shall (unless otherwise directed in writing by Cascade) cause the Exchangeable Shares and all outstanding shares of Cascade capital stock that are Owned by Shareholder as of the record date fixed for such meeting or written consent to be voted in favor of the approval and adoption of the Merger Agreement and the approval of the Merger on the terms and subject to the conditions set forth therein, and in favor of each of the other actions contemplated by the Merger Agreement. Shareholder shall not enter into any agreement or understanding with any


                                       2
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Person prior to the earlier to occur of the valid termination of the Merger
Agreement or the effective time of the Merger to vote or give instructions in any manner inconsistent with the preceding sentence.

         3.2 PROXY, LETTER OF INSTRUCTIONS, ETC. Contemporaneously with the execution of this Voting Agreement, Shareholder shall deliver to Cascade an executed proxy, letter of instructions or other voting instrument reasonably acceptable to Cascade, which shall be irrevocable to the fullest extent permitted by law, to give effect to this Voting Agreement.

         3.3 FURTHER ASSURANCES. Shareholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Cascade the power to carry out and give effect to the provisions of this Voting Agreement.

                                    ARTICLE 4
                           WAIVER OF APPRAISAL RIGHTS

         Shareholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger or any related transaction that Shareholder or any other Person may have by virtue of the ownership of the Exchangeable Shares and any outstanding shares of Cascade capital stock Owned by Shareholder.

                                    ARTICLE 5
                  REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

         Shareholder hereby represents and warrants to Cascade as follows:

         5.1 AUTHORIZATION, ETC. Shareholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by Shareholder and constitute legal, valid and binding obligations of Shareholder, enforceable against Shareholder in accordance with their terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

         5.2 NO CONFLICTS OR CONSENTS. The execution and delivery of this Voting Agreement and the Proxy by Shareholder do not, and the performance of this Voting Agreement and the Proxy by Shareholder will not: (a) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Shareholder or by which he or any of his properties is or may be bound or affected; or (b) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to any contract (other than this Voting Agreement and the Proxy) to which Shareholder is a party or by which Shareholder or any of his Affiliates or properties is or

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


may be bound or affected. The execution and delivery of this Voting Agreement and the Proxy by Shareholder do not, and the performance of this Voting Agreement and the Proxy by Shareholder will not, require any consent or approval of any Person.

         5.3 TITLE TO SECURITIES. As of the date of this Voting Agreement, Shareholder holds (free and clear of any encumbrances or restrictions): (a) the number of Exchangeable Shares set forth under the heading "Exchangeable Shares" on the signature page hereof; (b) the number of outstanding shares of Cascade capital stock set forth under the heading "Shares Held of Record" on the signature page hereof; (c) the options, warrants and other rights to acquire shares of Cascade capital stock set forth under the heading "Options and Other Rights" on the signature page hereof; and (d) the additional securities of Cascade set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and Shareholder does not directly or indirectly Own any Exchangeable Shares or any shares of capital stock or other securities of Cascade, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of Cascade, other than the shares and options, warrants and other rights set forth on the signature page hereof.

                                    ARTICLE 6
                             COVENANT OF SHAREHOLDER

                  From time to time and without additional consideration, Shareholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Cascade may reasonably request for the purpose of carrying out and furthering the intent of this Voting Agreement.

                                    ARTICLE 7
                                  MISCELLANEOUS

         7.1 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

         if to Shareholder:

                  at the address set forth below Shareholder's signature on the signature page hereof with copies to:

                  Aird & Berlis
                  BCE Place

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                  Box 754
                  1800-181 Bay Street
                  Toronto, Ontario
                  M5J  2T9
                  Facsimile:  (416) 863-1515

                  Attention:    Phil Dawson, Esq.

                  and

                  Torys
                  237 Park Avenue
                  New York, New York 10017-3142
                  Facsimile:  (212) 682-0200

                  Attention:    Andrew J. Beck, Esq.

If to Cascade, to it at:

                  Cascade Corporation
                  2201 NE 201st Avenue
                  Fairview, Oregon 97204-9718
                  Facsimile:  (503) 669-6718

                  Attention:    Chief Executive Officer

                  with copies to:

                  Tonkon Torp LLP
                  888 SW 5th Avenue, Suite 1600
                  Portland, Oregon 97204
                  Facsimile:  (503) 972-3704

                  Attention:     Brian G. Booth, Esq.
                                 Thomas P. Palmer, Esq.
                  and

                  Newcomb, Sabin, Schwartz & Landsverk, LLP
                  111 SW 5th Avenue, Suite 4040
                  Portland, Oregon 97204

                  Attention:     Jack B. Schwartz, Esq.


         7.2 ENTIRE AGREEMENT. This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement

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between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

         7.3 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement or the Proxy was not performed in accordance with its specific terms or was otherwise breached. Shareholder agrees that, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, Cascade shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Shareholder further agrees that neither Cascade nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 7.3, and Shareholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

         7.4 GOVERNING LAW; VENUE.

         (a) This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Oregon (without giving effect to principles of conflicts of laws).

         (b) Any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of Oregon. Shareholder:

                  (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of Oregon (and each appellate court located in the State of Oregon), in connection with any such legal proceeding;

                  (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him at the address set forth in
         Section 7.1 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

                  (iii) agrees that each state and federal court located in the State of Oregon shall be deemed to be a convenient forum; and

                  (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of Oregon, any claim that Shareholder is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum,

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


         that the venue of such proceeding is improper or that this Voting Agreement or the subject matter of this Voting Agreement may not be enforced in or by such court.

         (c) SHAREHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS VOTING AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS VOTING AGREEMENT OR THE PROXY.

         7.5 COUNTERPARTS. This Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         7.6 ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Voting Agreement or the enforcement of any provision of this Voting Agreement is brought against Shareholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).









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         IN WITNESS WHEREOF, Cascade and Shareholder have caused this Voting
Agreement to be executed as of the date first written above.


                                                CASCADE CORPORATION

                                                By:
                                                   ---------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                      ------------------------


                                                SHAREHOLDER



                                                ------------------------------
                                                William J. Harrison


                                                Address:
                                                        ----------------------

                                                        ----------------------

                                                        ----------------------



                                                Facsimile:
                                                          --------------------

EXCHANGEABLE SHARES:
                    ----------------------------

SHARES HELD OF RECORD:
                      --------------------------

OPTIONS AND OTHER RIGHTS:
                         -----------------------

ADDITIONAL SECURITIES BENEFICIALLY OWNED:
                                         -------


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